                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William M. Crozier, Jr., Henrique de Campos Meirelles, Susannah M. Swihart, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued pursuant to the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.


              SIGNATURE                              Title                           DATE
              ---------                              -----                           ----
                                        Chief Executive Officer and
 /s/ Charles K. Gifford                 Director (Chief Executive               December 5, 1997
--------------------------------------  Officer)
(Charles K. Gifford)


 /s/ William M. Crozier, Jr.            Chairman of the Board of                December 5, 1997
--------------------------------------  Directors and Director
(William M. Crozier, Jr.)

                                        President and Chief Operating           December 5, 1997
/s/ Henrique de Campos Meirelles        Officer and Director
--------------------------------------
(Henrique de Campos Meirelles)

                                        Executive Vice President, Chief
 /s/ Susannah M. Swihart                Financial Officer and Treasurer
--------------------------------------  (Chief Financial Officer)               December 5, 1997
(Susannah M. Swihart)


                                        Comptroller (Chief Accounting           December 5, 1997
 /s/ Robert T. Jefferson                Officer)
--------------------------------------
(Robert T. Jefferson)

              SIGNATURE                              Title                           DATE
              ---------                              -----                           ----

   /s/ Wayne A. Budd                                Director                    December 5, 1997
---------------------------------------
(Wayne A. Budd)

   /s/ John A. Cervieri Jr.                         Director                    December 5, 1997
---------------------------------------
(John A. Cervieri Jr.)

---------------------------------------             Director                    December 5, 1997
(William F. Connell)

---------------------------------------             Director                    December 5, 1997
(Gary L. Countryman)

   /s/ Alice F. Emerson                             Director                    December 5, 1997
---------------------------------------
(Alice F. Emerson)

   /s/ Thomas J. May                                Director                    December 5, 1997
---------------------------------------
(Thomas J. May)

---------------------------------------             Director                    December 5, 1997
(Donald F. McHenry)

   /s/ Paul C. O'Brien                              Director                    December 5, 1997
---------------------------------------
(Paul C. O'Brien)

   /s/ Thomas R. Piper                              Director                    December 5, 1997
---------------------------------------
(Thomas R. Piper)

---------------------------------------             Director                    December 5, 1997
(Francene S. Rodgers)

   /s/ John W. Rowe                                 Director                    December 5, 1997
---------------------------------------
(John W. Rowe)

---------------------------------------             Director                    December 5, 1997
(Glenn P. Strehle)

   /s/ William C. Van Faasen                        Director                    December 5, 1997
---------------------------------------
(William C. Van Faasen)

---------------------------------------             Director                    December 5, 1997
(Thomas B. Wheeler)

   /s/ Alfred M. Zeien                              Director                    December 5, 1997
---------------------------------------
(Alfred M. Zeien)